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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 2, 2001

                         TECHNOLOGY VENTURES GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                         001-16309                   65-0972643
---------------             ------------------------        -------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

     12400 SW 134th Court, Suite 11
          Miami, Florida                                             33186
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

                                 (305) 971-5370
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                22154 Martella Avenue, Boca Raton, Florida 33433
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Pursuant to the terms of that certain Agreement for the Exchange of Common Stock dated March 2, 2001 ("Exchange Agreement"), among Technology Ventures Group, LLC, a Florida corporation (the "Registrant"), Equity Management Partners, LLC, a Florida limited liability company ("Equity Management"), and Goldco Properties Limited Partnership ("Goldco"), on March 2, 2001 (the "Closing"), Equity Management acquired 9,000,000 and 200,000 shares of common stock of the Registrant, par value $.001 per share ("Common Stock"), from the Registrant and Goldco, respectively, in exchange for all of the issued and outstanding shares of common stock, par value $.0001 per share, of Newcourt Capital Holdings, Inc. ("Newcourt"), a Florida corporation and a wholly-owned subsidiary of Equity Management. Subsequent to the Closing of this transaction, the Registrant became a 92%-owned subsidiary of Equity Management and Newcourt became a wholly-owned subsidiary of the Registrant.

         Prior to the Closing of this transaction, control of the Registrant was held by Goldco, which owned 92% of the Registrant's then outstanding Common Stock, and Shelley Goldstein was President, Secretary, Treasurer and sole director of the Registrant. After the Closing of this transaction, Equity Management beneficially owns 92% of Registrant's 10,000,000 shares of outstanding Common Stock giving Equity Management a controlling interest in the Registrant, Ms. Goldstein resigned as President, Secretary, Treasurer and sole director of the Registrant and the following persons were appointed to the corresponding positions below as directors and officers of the Registrant:

         NAME                  POSITIONS
         ----                  ---------
         McIvan Jarrett        Director, President and Treasurer
         Jerrold Brooks        Director, Executive Vice President and Secretary
         Nelson Futch          Director, Vice President and Assistant Secretary

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 2, 2001, pursuant to the terms of the Exchange Agreement, Equity Management acquired 9,000,000 and 200,000 shares of Common Stock from the Registrant and Goldco, respectively, in exchange for all of the issued and outstanding shares of the common stock of Newcourt, a wholly-owned subsidiary of Equity Management. After the Closing of this transaction, the Registrant became



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a 92%-owned subsidiary of Equity Management and Newcourt became a wholly-owned subsidiary of the Registrant. The principal business activity of the Registrant is owning the shares of Newcourt.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  As of the date of filing this Current Report on Form 8-K ("Form 8-K"), the Registrant cannot practicably provide the financial statements required by this Item 7. In accordance with the Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K in accordance with Item 7(a)(4) of Form 8-K.

         (b)      Pro Forma Financial Information.

                  As of the date of filing this Form 8-K, the Registrant cannot practicably provide the pro forma financial information required by this Item 7. In accordance with the Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K in accordance with Item 7(a)(4) of Form 8-K.

         (c)      Exhibits.

         2.1 Agreement for the Exchange of Common Stock dated March 2, 2001 ("Exchange Agreement"), among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, and Equity Management Partners, LLC. The Registration Rights Agreement (as described below) exhibit to the Exchange Agreement has been omitted since the Registration Rights Agreement is separately being filed with the Securities and Exchange Commission ("SEC") as
                  Exhibit 10.1 to this Form 8-K. The remaining exhibits and schedules to the Exchange Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Upon the request of the SEC, the Registrant shall furnish supplementally to the SEC a copy of any of the omitted exhibits and schedules to the Exchange Agreement.

         10.1 Registration Rights Agreement dated as of March 2, 2001, among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, Shelley Goldstein and Peter Goldstein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TECHNOLOGY VENTURES GROUP, INC.


                                      /s/ MCIVAN A. JARRETT
                                     -----------------------------------------
Date: March 12, 2001                 McIvan A. Jarrett, President







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